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                                      AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                             CERTIFICATE OF CORRECTION
                                             TO ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., a Maryland  corporation  whose principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State Department of Assessments and
Taxation of Maryland that:

         1.  This  Certificate  of  Correction  is filed to  correct  a  typographical  error in the  Corporation's
Articles Supplementary.

         2.   Said Articles Supplementary were filed by the Corporation on July 25, 2007.

         3.   Article SIXTH and Article EIGHTH requiring correction as previously filed are as follows:

SIXTH:  Immediately  prior to the  Reallocation,  the nine (9) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

         Series                                                          Number of Shares     Aggregate Par Value

        Equity Income Fund                                                 1,715,000,000           $  17,150,000
        Value Fund                                                           955,000,000               9,550,000
        Real Estate Fund                                                     185,000,000               1,850,000
        Small Cap Value Fund                                                 540,000,000               5,400,000
        Equity Index Fund                                                    475,000,000               4,750,000
        Mid Cap Value Fund                                                    65,000,000                 650,000
        Large Company Value Fund                                             965,000,000               9,650,000
        NT Large Company Value Fund                                           50,000,000               5,000,000
        NT Mid Cap Value Fund                                                 50,000,000               5,000,000

EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has allocated Five
Billion  (5,000,000,000)  shares of the Five Billion  (5,000,000,000)  shares of  authorized  capital  stock of the
Corporation among the nine (9) Series of stock of the Corporation as follows:

         Series                                                         Number of Shares      Aggregate Par Value
        Equity Income Fund                                                 1,725,000,000           $  17,250,000
        Value Fund                                                           955,000,000               9,550,000
        Real Estate Fund                                                     215,000,000               2,150,000
        Small Cap Value Fund                                                 540,000,000               5,400,000
        Equity Index Fund                                                    475,000,000               4,750,000
        Mid Cap Value Fund                                                    65,000,000                 650,000
        Large Company Value Fund                                             965,000,000               9,650,000
        NT Large Company Value Fund                                           30,000,000               3,000,000
        NT Mid Cap Value Fund                                                 30,000,000               3,000,000


4.         The above  Article  SIXTH and Article  EIGHTH are hereby  amended by deleting  the text thereof in their entirety and inserting in lieu therefor the following:


SIXTH:  Immediately  prior to the  Reallocation,  the nine (9) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

         Series                                                          Number of Shares       Aggregate Par Value

        Equity Income Fund                                                 1,715,000,000            $  17,150,000
        Value Fund                                                           955,000,000                9,550,000
        Real Estate Fund                                                     185,000,000                1,850,000
        Small Cap Value Fund                                                 540,000,000                5,400,000
        Equity Index Fund                                                    475,000,000                4,750,000
        Mid Cap Value Fund                                                    65,000,000                  650,000
        Large Company Value Fund                                             965,000,000                9,650,000
        NT Large Company Value Fund                                           50,000,000                  500,000
        NT Mid Cap Value Fund                                                 50,000,000                  500,000


EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has allocated Five
Billion  (5,000,000,000)  shares of the Five Billion  (5,000,000,000)  shares of  authorized  capital  stock of the
Corporation among the nine (9) Series of stock of the Corporation as follows:

         Series                                                          Number of Shares        Aggregate Par Value

        Equity Income Fund                                                 1,725,000,000            $  17,250,000
        Value Fund                                                           955,000,000                9,550,000
        Real Estate Fund                                                     215,000,000                2,150,000
        Small Cap Value Fund                                                 540,000,000                5,400,000
        Equity Index Fund                                                    475,000,000                4,750,000
        Mid Cap Value Fund                                                    65,000,000                  650,000
        Large Company Value Fund                                             965,000,000                9,650,000
        NT Large Company Value Fund                                           30,000,000                  300,000
        NT Mid Cap Value Fund                                                 30,000,000                  300,000



         IN WITNESS WHEREOF, AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. has caused this Certificate of Correction to the Articles
Supplementary to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 13 day of August, 2007.

                                                     AMERICAN CENTURY CAPITAL
                                                       PORTFOLIOS, INC.

ATTEST:

/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                Title:      Senior Vice President


         THE UNDERSIGNED  Vice President of AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said Corporation the foregoing  Certificate of Correction to the Articles  Supplementary  to the Charter,  of which this  certificate  is made a part,  hereby  acknowledges,  in the name of and on  behalf of said  Corporation,  the foregoing  Certificate of Correction to the Articles  Supplementary  to the Charter to be the corporate act of said
Corporation,  and further  certifies that, to the best of his knowledge,  information  and belief,  the matters and facts  set forth  therein  with  respect  to the  approval  thereof  are true in all  material  respects  under the penalties of perjury.


Dated:  August 13, 2007                              /s/ Charles A. Etherington
                                                     Charles A. Etherington

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